SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

     Burlington Coat Factory Warehouse Corporation
     (Name of Registrant as Specified In Its Charter)

     Burlington Coat Factory Warehouse Corporation
     (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
             Common Stock, $1.00 par value per share

     2)   Aggregate number of securities to which transaction applies:
          Proxy Statement for Annual Meeting of Stockholders to be held
          11/07/96.
          On 8/31/96 there were 40,663,563 shares of Common Stock issued and outstanding.

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and how it was determined): N/A

     4)   Proposed maximum aggregate value of transaction: N/A

     5)   Total fee paid:  N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:
                     N/A

     2)   Form, Schedule or Registration No:
                     N/A

     3)   Filing Party:
                     N/A

     4)   Date Filed:
                     N/A                                               Page 1

                     BURLINGTON COAT FACTORY WAREHOUSE
                                CORPORATION

                              1830 ROUTE 130

                       BURLINGTON, NEW JERSEY 08016
                    ___________________________________

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           ____________________

          You are cordially invited to attend the Annual Meeting of Stockholders of Burlington Coat Factory Warehouse Corporation (the "Company") to be held at 11:00 A.M., New Jersey time, on Thursday, November 7, 1996 at the offices of the Company, 1830 Route 130, Burlington, New Jersey 08016 for the following purposes:


     1.   To elect seven directors.

     2. To vote on a proposal to ratify the appointment of Deloitte & Touche LLP as independent public accountants.

     3. To transact such other business as may properly come before such meeting or any adjournments thereof.

          The Board of Directors has fixed the close of business on September 27, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. If you do not expect to be present at the meeting, but wish your shares to be voted, please sign and return the enclosed proxy which is solicited by, and on behalf of, the Board of Directors.

                         Sincerely,


                         Henrietta Milstein
                           Secretary
Burlington, New Jersey
October 2, 1996

                          YOUR VOTE IS IMPORTANT

          You are urged to sign, date and mail your proxy promptly in the enclosed envelope.

               BURLINGTON COAT FACTORY WAREHOUSE CORPORATION

                              1830 ROUTE 130

                       BURLINGTON, NEW JERSEY 08016

                     ________________________________

                              PROXY STATEMENT


                              Approximate Mailing
                              Date: October 2, 1996


          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Burlington Coat Factory Warehouse Corporation (the "Company") to be voted at the Annual Meeting of Stockholders of the Company to be held on Thursday, November 7, 1996, at the offices of the Company, 1830 Route 130, Burlington, New Jersey 08016 at 11:00 o'clock in the morning, New Jersey time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

          The Board of Directors has fixed the close of business on September 27, 1996, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the forthcoming Annual Meeting of Stockholders or any adjournment thereof. Any person giving a proxy in the form accompanying this statement has the power to revoke it at any time prior to its exercise. A proxy may be revoked by attendance and voting at the meeting or by written notice to the Secretary of the Company received at the Company's offices at 1830 Route 130, Burlington, New Jersey 08016 prior to the date of the Annual Meeting. When proxies are returned properly executed, the shares represented thereby will be voted as directed in the executed proxy.

          The expenses for soliciting proxies for the forthcoming Annual Meeting of Stockholders are to be paid by the Company. Solicitation of proxies may be made by means of personal calls upon, or telephonic or telegraphic communications with, stockholders or their personal representatives by directors, officers and employees of the Company, who will not be specially compensated for such services.

          The Bylaws of the Company provide that, except as provided by law or by the Company's Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote at a meeting of stockholders, present in person or represented by proxy, shall constitute a quorum for the transaction of business. Neither Delaware law nor the Certificate of Incorporation of the Company provides for a different quorum for the matters to be submitted to a vote of the Stockholders at the forthcoming Annual Meeting of Stockholders. For the purposes of determining the presence of a quorum at the forthcoming Annual Meeting of Stockholders, all shares of stock represented by ballots or proxies presented at the meeting shall be counted whether or not such ballots or proxies shall include stockholder directed abstentions or broker non-votes on one or more matters; provided, however, that a ballot or proxy presented by a broker on which it has indicated that it does not have discretionary authority to vote on any matter shall not be counted towards the presence of a quorum.

          Directors will be elected by a plurality of the votes of the shares of stock held by stockholders present in person or represented by proxy at the meeting and entitled to vote, assuming there is a quorum. Thus assuming there is a quorum, abstentions and broker non-votes will have no effect on determining the outcome of the election of directors. With respect to the ratification of the appointment of auditors, the affirmative vote of a majority of the shares of stock held by stockholders present in person or represented by proxy at the meeting and entitled to vote is required, therefore, abstentions and broker non-votes will be counted as negative votes.

          All stockholder meeting proxies, ballots and tabulations that identify individual stockholders are kept confidential, and no such documents shall be available for examination, nor shall the identity of any stockholder be disclosed, except as may be required by law. Votes are counted by employees of American Stock Transfer Company, the Company's independent transfer agent and registrar, and certified by the Inspector of Election, who is also an employee of American Stock Transfer Company.

             VOTING SECURITIES AND PRINCIPAL SECURITY HOLDERS


          As of August 31, 1996, the Company had outstanding and entitled to vote (exclusive of treasury shares) 40,663,563 shares of Common Stock, par value $1.00 per share ("Common Stock"). The holders of the Common Stock are entitled to vote as a single class and to one vote per share, exercisable in person or by proxy, at all meetings of stockholders.

          To the knowledge of the Company, as of August 31, 1996, the following table sets forth the ownership of the Company's Common Stock by each person owning more than 5% of such Common Stock, by each director and by all officers and directors as a group:

                                        Number of Shares
Name and Business Address               of Common Stock                Percent
 of Beneficial Owners                 Beneficially Owned (1)          of Class
-------------------------             ----------------------          ---------
Monroe G. Milstein (2) (3) (4) (5)         11,580,196 (6)               28.0%

Henrietta Milstein (2) (3) (4)              6,861,012 (6)(7)            16.0%

Andrew R. Milstein (2) (3) (4)              2,263,593 (8)                5.0%

Stephen E. Milstein (2) (3) (4)             2,046,941 (9)                5.0%

Harvey Morgan (4)                                   -                     -
590 Madison Avenue
New York, New York 10022

Mark A. Nesci (2) (4)                          75,467 (10)                0.2%

Irving Drillings (4)                              750                      -
4740 South Ocean Blvd.
Highland Beach, Florida 33487

Lazer Milstein (3) (12)                     2,148,122                     5.0%
Advanced Computer Networks, Inc.
258 Old Nyack Turnpike
Spring Valley, New York 10977


All directors and officers as a            22,899,881 (11)               56.0%
  group (9 persons)
_______________

(1) Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)  Business address is 1830 Route 130, Burlington, New Jersey 08016.

(3) Monroe G. Milstein and Henrietta Milstein are husband and wife, and Andrew, Lazer and Stephen Milstein are their sons. Each member of the Milstein family disclaims beneficial ownership of each other's shares of Common Stock.

(4)  A director of the Company.

(5) Monroe G. Milstein "controls" and is therefore a "parent" of the Company as those terms are defined in Rule 405 under the Securities Act of 1933, as amended.

(6) Includes 5,000 shares of Common Stock held by the Burlington Coat Factory Warehouse Corporation 401(k) Profit Sharing Plan, of which Monroe G.
     Milstein and Henrietta Milstein are the trustees.   Monroe G. Milstein
     and Henrietta Milstein hold voting and dispositive power with respect to such shares but disclaim pecuniary interest in such securities except to the extent of their respective pecuniary interests as participants in the profit sharing plan.

(7) Includes 900,000 shares of Common Stock held by Henrietta Milstein as trustee under trust agreement dated August 12, 1996 for the benefit of Monroe G. Milstein and his issue. Henrietta Milstein holds voting and dispositive power with respect to the shares but discliams pecuniary interest in such shares.

(8) Includes 66,621 shares of Common Stock held by Andrew R. Milstein as trustee of the Stephen Milstein 1994 Trust, and 3,720 shares of Common Stock held by Andrew R. Milstein as trustee of the SGM 1995 Trust, trusts established for the benefit of the children of Stephen E. Milstein. Andrew R. Milstein holds voting and dispositive power with respect to the shares but disclaims any pecuniary interest in such shares. Also includes 7,000 shares of Common Stock underlying options granted to Andrew R. Milstein. Excludes 71,301 shares of Common Stock donated by Andrew R. Milstein to various trusts established for the benefit of the children of Andrew R. Milstein, as to which shares Andrew R. Milstein disclaims beneficial ownership.

(9) Includes (a) 3,950 shares of Common Stock held by Stephen E. Milstein as trustee under trust agreement dated December 31, 1984 for the benefit of the niece of Stephen E. Milstein and daughter of Andrew R. Milstein and
     (b) 2,929 shares of Common Stock held by Stephen E. Milstein as trustee under a trust agreement dated November 4, 1988 for the benefit of the nephew of Stephen E. Milstein and son of Andrew R. Milstein. Stephen
     E. Milstein holds voting and dispositive power with respect to the shares but disclaims any pecuniary interest in such shares. Also includes 7,000 shares of Common Stock underlying options granted to Stephen E. Milstein. Excludes 70,341 shares of Common Stock donated by Stephen E. Milstein to a trust established for the benefit of his children, as to which shares Stephen E. Milstein disclaims beneficial ownership.

(10) Includes 55,892 shares of Common Stock underlying options granted to such individual.

(11) Excludes 2,148,122 shares of Common Stock owned by Lazer Milstein but includes an aggregate of 82,392 shares of Common Stock underlying options granted to certain officers and directors. Also includes 64,422 shares held by an officer of the Company as trustee of the Andrew Milstein
     1994 Trust, a trust established for the benefit of Andrew Milstein's children.

(12) Listed because of stock ownership.

                            PROPOSAL NUMBER ONE

                            ELECTION OF DIRECTORS

          Seven directors are to be elected to serve until the next Annual Meeting of Stockholders or until their successors shall have been elected and qualified. The persons named in the accompanying form of Proxy have advised management that it is their intention to vote for the election of the following nominees as directors:

          Monroe G. Milstein       Henrietta Milstein
          Andrew R. Milstein       Stephen E. Milstein
          Harvey Morgan            Irving Drillings
          Mark A. Nesci

          If at the time of the Annual Meeting of Stockholders any nominee is unable or declines to serve, the discretionary authority provided in the proxy will be exercised to vote for a substitute. Management has no reason to believe that any substitute nominee will be required.

          The following is certain information concerning each nominee:

Nominee, year
nominee first became                    Principal occupation and other
a director and age                      information concerning nominee
--------------------                    ------------------------------

Monroe G. Milstein (1)                  President and Chief Executive Officer
1972                                    since 1972.
69

Henrietta Milstein (1)                  Vice President since 1983 and Secretary
1972                                    since 1972.
67

Andrew R. Milstein (1)                  Vice President and Assistant Secretary
1972                                    since February, 1989 and Executive
43                                      Merchandise Manager since 1992.

Harvey Morgan                           Executive Managing Director of
1983                                    Genesis Merchant Group Securities,
54                                      L.L.C., an investment banking firm,
                                        since March, 1996.  From June, 1989
                                        to March, 1996, Mr. Morgan was
                                        Managaing Director of Ladenburg,
                                        Thalmann & Co. Inc., an investment
                                        banking firm.

Stephen E. Milstein (1)                 Vice President since 1978 and General
1989                                    Merchandise Manager since 1990.
40

Mark A. Nesci                           Vice President since 1989
1989                                    and Chief Operating Officer since 1990.
40

Irving Drillings                        Retired clothing manufacturer and
1992                                    industrialist.  For more than 35 years,
72                                      from 1955 to 1991, Mr. Drillings was
                                        president of Arlette Fashions, Inc.,
                                        a manufacturer of ladies coats.

_________________

(1) See Note 3 to "Voting Securities and Principal Security Holders" for information concerning the family relationship of certain directors.

      During the fiscal year ended June 29, 1996, the Board of Directors held four meetings. Each director attended all of the meetings of the Board of Directors held during the fiscal year ended June 29, 1996. During the year ended June 29, 1996, the Board of Directors also conducted a portion of its business, as appropriate, by action by unanimous written consent in lieu of a formal meeting. The Board of Directors has established an Executive Committee, an Audit Committee, a Stock Incentive Committee and an Administration Committe of the Corporation's 401(k) Profit-Sharing Plan (the "Administration Committee"), but has not established any nominating or compensation committee or any other committee performing similar functions. The Executive Committee consists of Monroe G. Milstein and Andrew R. Milstein. The Executive Committee acts, within certain limits, in the absence of the full Board on matters other than major corporate transactions, when convening the full Board is impractical. During the fiscal year ended June 29, 1996, the Executive Committee took five actions by unanimous written consent in lieu of formal meetings. The Stock Incentive Committee consists of Monroe G. Milstein, Henrietta Milstein and Harvey Morgan and administers the Company's 1993 Stock Incentive Plan. During the fiscal year ended
June 29, 1996, the Stock Incentive Committee took two actions by unanimous
written consent in lieu of formal meetings.   The Audit Committee oversees
the general policies and practices of the Company concerning accounting, financial reporting, and internal auditing and financial controls and works with the Company's independent auditors. During the year ended June 29, 1996, the members of the Audit Committee were Harvey Morgan and Irving Drillings. The Audit Committee held two meetings during the year ended
June 29, 1996. The Administration Committee oversees and administers the Corporation's 401(k) Profit-Sharing Plan. During the fiscal year ended
June 29, 1996, the members of the Administration Committee were Monroe G. Milstein, Henrietta Milstein and Mark A. Nesci. During the year ended
June 29, 1996, the Administration Committee took one action by unanimous written consent in lieu of a formal meeting.


     Executive Officers and Key Personnel

      The executive officers and key personnel of the Company as of September 27, 1996 are set forth in the table below. All executive officers and key personnel serve at the pleasure of the Board of Directors.

Name                    Age       Office                         Period Served
----                    ---       ------                         -------------

Monroe G. Milstein      69        President, Chief Executive     Since 1972
                                  Officer and Director

Henrietta Milstein      67        Vice President (since          Since 1972
                                  1983), Secretary and
                                  Director

Andrew R. Milstein      43        Vice President, Executive      Since 1989
                                  Merchandise Manager
                                  (since 1992), Assistant
                                  Secretary and Director

Stephen E. Milstein     40        Vice President, General        Since 1978
                                  Merchandise Manager
                                  (since 1990) and Director

Mark A. Nesci           40        Vice President, Chief          Since 1981
                                  Operating Officer (since
                                  1990) and Director

Paul C. Tang            43        Vice President, General        Since 1995(1)
                                  Counsel and Assistant
                                  Secretary

Robert L. LaPenta, Jr.  42        Corporate Controller and       Since 1986
                                  Chief Accounting Officer
_______________

     Monroe G. Milstein and Henrietta Milstein are husband and wife, and Andrew R. Milstein and Stephen E. Milstein are their sons. No other family relationship exists among any of the named directors or executive officers.

(1) Paul Tang has been General Counsel and Assistant Secretary of the Company since November 1, 1993 and Vice President since March 1995. Prior to joining the Company, Mr. Tang has been an attorney engaged in private practice for over the past five years. From July 1989 to October 1993, Mr. Tang was a partner in the law firm of Reid & Priest in New York City.

                          EXECUTIVE COMPENSATION


Summary Compensation Table


     The following table sets forth information concerning the compensation of the Chief Executive Officer and the four other most highly compensated executive officers who served in such capacities as of June 29, 1996.


                           Annual compensation                          Long-term compensation
                           -------------------                          Awards
                                                                        -----------------------
                                                                                                    Long
                                                                                                    Term
                                                         Other                                    Incentive     All other
                      Fiscal                             annual     Restricted                      Plan        compensa-
Name and principal    ended       Salary     Bonus        tion        award(s)                    payouts          tion
   position           June 29       ($)        ($)        ($)(1)         ($)       Options(#)        ($)          ($)(1)(2)
------------------    ------      ------     -----       ------     ----------    ----------      ---------     -----------


Monroe G. Milstein     1996      322,400       -           -             -           -               -             6,356
President and Chief    1995      365,400       -           -             -           -               -             2,100
 Executive Officer     1994      374,400       -           -             -           -               -             9,240   -


Mark A. Nesci          1996      274,000       -           -          108,800(2)    10,000           -             6,536
Vice President         1995      232,080       -           -             -          10,000           -             2,100
and Chief Operating    1994      219,520       -           -             -           4,100           -             9,240
Officer

Andrew R. Milstein     1996      146,078       -           -             -           -               -             6,356
Vice President and     1995      146,078       -           -             -           -               -             2,100
Executive              1994      139,857       -           -             -           -               -             6,993
Merchandise Manager

Stephen E. Milstein    1996      153,400       -           -             -           -               -              6,536
Vice President and     1995      153,400       -           -             -           -               -
General Merchandise    1994      146,800       -           -             -           -               -
Manager

Paul C. Tang           1996      156,828       -           -             -          1,500            -              6,536
Vice President,        1995      151,905       -           -             -          1,500            -              2,100
General Counsel        1994         (3)        -           -             -           -               -               -
and Assistant
Secretary

(1)  Constitutes Company contribution to the Company's Profit Sharing Plan.

(2) Represents the aggregate fair market value of 10,000 shares of restricted stock granted to Mr. Nesci in July, 1995, vesting at various times through July, 1999. At June 29, 1996, 2,000 shares were vested, leaving a balance of 8,000 shares of restricted stock with an aggregate fair market value of $84,000. Although the Company has historically not paid any cash dividends, if a dividend is declared, shares of restricted stock held by Mr. Nesci would be entitled to a pro rata share of such dividend.

(3) Disclosure of executive compensation for years prior to fiscal 1995 is not required, because Mr. Tang became a Vice President during fiscal 1995.

Option Grants During the Fiscal Year Ended June 29, 1996.

                   Option/SAR Grants in Last Fiscal Year
                   -------------------------------------


                                                                         Potential
                                                                         Realizable Value at
                                                                         Assumed Annual
                                                                         Rate of Stock Price
                                                                         Appreciation for
                                   Individual Grants                     Option Term
-----------------------------------------------------------------------------------------------------

(a)                   (b)          (c)             (d)          (e)              (f)         (g)

                    Number of      % of
                    Securities     Total
                    Underlying     Options/
                    Options/       SARs            Exercise
                    SARs           Granted to      or Base
                    Granted        Employees in    Price        Expiration
Name                (#)            Fiscal Year     ($/sh)       Date            5%($)      10%($)
-----------------------------------------------------------------------------------------------------

Mark A. Nesci      10,000         24.8%           $11.38        5/9/2006      $71,500    $181,210
Paul C. Tang        1,500          3.7%           $11.38        5/9/2006      $10,725    $ 27,174

Option Exercises and Fiscal Year-End Values

      The following table sets forth the number and value of unexercised stock options held by the named executives on June 29, 1996.  No option was exercised by such executive officers during the fiscal year ended June 29, 1996.
                                                        Number of Unexercised             Value of Unexercised in-the-
                                                        Options at FY-END (#)                        Money
                                                                                            Options at FY-END ($)(2)
                                                        ----------------------            -----------------------------

                   Shares             Value
                   acquired on       realized
Name               exercise (#)       ($)(1)          Exercisable   Unexercisable       Exercisable   Unexercisable
----               ------------      --------         -----------   -------------       -----------   -------------

Mark A. Nesci       0               N/A               54,117         10,000              $175,819        None      None
Paul C. Tang        0               N/A                3,500          1,500               None           None

(1) Value realized is calculated based on the difference between the option exercise price and the closing market price of the Company's Common Stock on the date of exercise multiplied by the number of shares to which the exercise relates.

(2) The closing price of the Company's Common Stock as reported on the New York Stock Exchange Composite tape on June 28, 1996 was $10.50 and is used in calculating the value of unexercised options.

Report on Executive Compensation

    The Company's current executive compensation program consists of primarily two elements: (1) base salary, reviewed annually and adjusted in light of the Company's performance for the year and the individual executive's contribution to that performance, and (2) incentive compensation consisting of stock awards, principally stock options. Additionally, Company executives participate in the Company's Profit Sharing Plan (a defined contribution retirement plan).

    Executive compensation is determined by Monroe G. Milstein, the Company's founder and Chairman, based on his evaluation of the executive's performance for the Company, subject to review by the Board of Directors.

    An executive's performance at the Company is evaluated based upon the executive's areas of responsibility at the Company. While objective factors such as increase in sales and profitability in areas under an executive's management are considered, subjective factors such as the executive's ability to manage people and to contribute to the cohesiveness of the management structure as well as the creativity and innovativeness with which an executive performs his duties for the Company are weighed. The executive's compensation then, in turn, is linked to his or her performance and tied to the long-term financial success of the Company, as measured by stock performance, by the use of stock options. The Company believes that the value of such stock options will, in the long-term, reflect the financial performance of the Company.

    In determining an executive's compensation, the executive's ownership of a substantial amount of stock of the Company and familial relationship to the Company's founder are considered in addition to such executive's performance at the Company. For this reason, such executives are relatively less well compensated in terms of salary than such individuals otherwise might be.

    In keeping with this philosophy, the salary of Monroe G. Milstein, the Company's Chairman and Chief Executive Officer, has not been increased in the past three years, and, in fact, is approximately $97,000 less than his salary was in 1983, the year of the Company's initial public offering. Net income of the Company was approximately $12 million at the end of fiscal 1983 and was approximately $29 million at the end of fiscal 1996. Stockholders' equity was approximately $79,504,000 at the end of fiscal 1983 and was approximately $413,745,000 at the end of fiscal 1996. For fiscal 1996, the Company's
Common Stock traded in a range of $9 3/8 to $13 7/8, and traded at $10 1/2 at the end of the fiscal year.

This report is submitted by the Board of Directors:

    Monroe G. Milstein, Chairman       Mark A. Nesci
    Henrietta Milstein                 Irving Drillings
    Andrew R. Milstein                 Harvey Morgan
    Stephen E. Milstein

Insider Participation

Monroe G. Milstein, Chairman of the Board, President and Chief Executive Officer, is responsible for determining compensation for all executive officers of the Company. In addition, Monroe G. Milstein and Henrietta Milstein, Secretary of the Company, are members of the Stock Incentive Committee. However, they are not eligible to receive options under the Company's stock option plan.

Stock Performance Graph

    The following graph sets forth the yearly percentage change in the cumulative total return on the Company's Common Stock during the preceding five fiscal years ended June 29, 1996 compared with the cumulative total returns at the S&P 500 Index and the published retail industry index. The comparison assumes $100 was invested on June 29, 1991 in the Company's
Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

                                  1991     1992    1993    1994    1995    1996
                                  ----     ----    ----    ----    ----    ----
Burlington Coat Factory
     Warehouse Corporation        100.0    130.36  250.32  276.96  166.58  168.58
S & P 500                         100.0    113.42  128.90  130.72  164.80  207.65
S & P Retail Stores Composite     100.0    112.49  126.71  122.10  132.59  155.13

             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                  AMONG BURLINGTON COAT FACTORY WAREHOUSE
                    CORPORATION, THE S&P 500 INDEX AND
                 THE S&P RETAIL STORES COMPOSITE INDEX(1)











                    [FILED UNDER COVER OF FORM SE.]























*$100 INVESTED ON 6/30/91 IN STOCK OR INDEX -
 INCLUDING REINVESTMENT OF DIVIDENDS.
 FISCAL YEAR ENDING June 30

(1) Includes the following groups and companies:
RETAIL (DEPT. STORES) - Dillard Dept. Stores; May Dept. Stores;
   Mercantile Stores; Nordstrom; Penney (J.C.)
RETAIL (DRUG STORES)  - Longs Drug; Rite Aid; Walgreen Co.
RETAIL (FOOD CHAINS)  - Albertson's; American Stores; Bruno's Inc.;
   Giant Food C1. A; Great A&P; Kroger; Winn-Dixie.
RETAIL (GEN. MERCHANDISE)-Dayton-Hudson; Kmart; Sears, Roebuck;
   Wal-Mart Stores.
RETAIL (SPECIALTY)-Blockbuster Entertainment; Circuit City Stores;
   Home Depot, Lowe's Cos.; Melville Corp.; Pep Boys; Price Co.; Tandy Corp.; Toys R Us; Woolworth.
RETAIL (SPECIALTY-APPAREL)-Charming Shoppes; Gap (The); Limited Inc.;
   TJX Companies.

Compensation of Directors

         For the fiscal year ended June 29, 1996, each director who was not an employee of the Company received a fee of $15,000 for his services as a director. No additional compensation is paid for membership on any committee established by the Board of Directors. The Company also reimburses directors for travel and out-of-pocket expenses incurred in connection with the directors' services to the Company.


              SECTION 16(a) BENEFICIAL OWNERSHIP
                     REPORTING COMPLIANCE

         SECTION 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than ten percent of a class of the Company's equity securities registered under the Exchange Act (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with these reports.

         Based upon the Company's review of the copies of reports received by it and upon written representations received from the Reporting Persons, the Company believes that with the exception noted below, all filings required to be made by the Reporting Persons during the period from July 2, 1995 to June 29, 1996 were made on a timely basis. During the fiscal year ended June 29, 1996, Stephen E. Milstein, who is a Director and Vice President of the Company, filed one report of change in ownership one day late.


                            PROPOSAL NUMBER TWO

              RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Stockholders are being asked to vote for a proposal to ratify the appointment of Deloitte & Touche LLP as the independent public accountants of the Company for the fiscal year ending June 28, 1997. Neither the firm of Deloitte & Touche LLP nor any of its associates has any relationship with the Company except as independent certified public accountants of the Company. If the stockholders, by affirmative vote of the holders of a majority of the votes cast, do not ratify this appointment, the Board of Directors will reconsider its action and select other independent public accountants without further stockholder action.

         A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement if such representative desires to do so.

         The Board of Directors recommends that the stockholders vote FOR ratification of the appointment of Deloitte & Touche LLP as the independent public accountants of the Company.

                           STOCKHOLDER PROPOSALS

         Proposals of stockholders to be presented at the 1996 Annual Meeting of Stockholders must be received by the Company at its principal executive offices, 1830 Route 130, Burlington, New Jersey 08016, no later than May 31, 1997 in order to be included in the proxy statement and form of proxy relating to that meeting.

                               OTHER MATTERS

         Management is not aware of any matters to be presented for action at the meeting other than those set forth in this Proxy Statement. However, should any other business properly come before the meeting, or any adjournment thereof, the enclosed Proxy confers upon the persons entitled to vote the shares represented by such Proxy, discretionary authority to vote the same in respect of any such other business in accordance with their best judgment in the interest of the Company.

                                    By Order of the Board of Directors,


                                    Henrietta Milstein,
                                    Secretary

                              [FORM OF PROXY]

                     BURLINGTON COAT FACTORY WAREHOUSE
                                CORPORATION

                              1830 ROUTE 130

                       BURLINGTON, NEW JERSEY 08016


PROXY -- Annual Meeting of Stockholders -- November 07, 1996 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Monroe G. Milstein and Henrietta Milstein as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Burlington Coat Factory Warehouse Corporation held of record by the undersigned on September 27, 1996, at the Annual Meeting of Stockholders to be held on November 07, 1996 or any adjournment thereof.


1.  ELECTION OF DIRECTORS

                        FOR  []             WITHHOLD    []
                        all nominees        AUTHORITY
                        listed below        to vote
                        (except as          for all
                        marked to the       nominees
                        contrary below)     listed below


    (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
                   NOMINEE'S NAME IN THE LIST BELOW.)

    MONROE G. MILSTEIN, HENRIETTA MILSTEIN, ANDREW R. MILSTEIN, HARVEY MORGAN, STEPHEN E. MILSTEIN, MARK A. NESCI, IRVING DRILLINGS



2. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL
    YEAR ENDING JUNE 28, 1997.



          FOR []    AGAINST  []    ABSTAIN   []

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES LISTED FOR ELECTION AS DIRECTORS AND FOR PROPOSAL 2.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                  ----------------------------
                                       Date


                                  _____________________________
                                       Signature




                                  ____________________________
                                  Signature, if held jointly

                                  PLEASE MARK, SIGN, DATE AND RETURN
                                  THIS PROXY CARD PROMPTLY IN THE
                                  ENCLOSED ENVELOPE.